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                                SECOND AMENDMENT
                                       TO
                             REIMBURSEMENT AGREEMENT

      SECOND AMENDMENT, dated as of March __, 1999 (the "Second Amendment"), by and between UBS AG, a banking corporation organized under the laws of Switzerland, acting through its Stamford Branch (said UBS AG being the successor to Swiss Bank Corporation, as described below), and HANOVER DIRECT, INC., a Delaware corporation having its principal place of business in Weehawken, New Jersey (the "Borrower"). Capitalized terms used but not defined herein have the meanings given to them in the Reimbursement Agreement referred to below.

      WHEREAS, Swiss Bank Corporation, New York Branch and the Borrower were parties to that certain Reimbursement Agreement dated as of December 18, 1996;

      WHEREAS, Swiss Bank Corporation, New York Branch subsequently assigned all of its rights and obligations under the Reimbursement Agreement to Swiss Bank Corporation, Stamford Branch and Swiss Bank Corporation, Stamford Branch assumed all of the obligations of Swiss Bank Corporation, New York Branch under the Reimbursement Agreement;

      WHEREAS, Swiss Bank Corporation, Stamford Branch and the Borrower amended the Reimbursement Agreement pursuant to the First Amendment to Reimbursement Agreement dated as of February 18, 1998 by and between Swiss Bank Corporation, Stamford Branch and the Borrower;

      WHEREAS, Swiss Bank Corporation, Stamford Branch subsequently assigned all of its interests and obligations under the Reimbursement Agreement, as amended, to UBS AG, Stamford Branch (hereinafter referred to as the "Bank"), and the Bank has assumed all of the obligations of Swiss Bank Corporation, Stamford Branch under the Reimbursement Agreement, as amended.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

      1. As of the date hereof, the Reimbursement Agreement is hereby further amended as follows:

      (a) All references throughout the Reimbursement Agreement to "Swiss Bank Corporation, Stamford Branch" and "Swiss Bank Corporation" are hereby amended to read "UBS AG, Stamford Branch" and "UBS AG," respectively.

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      (b) Section 2.03 of the Reimbursement Agreement is hereby amended by deleting the reference to "0.25%" in paragraph (b) and replacing it with "0.375%."

      (c) Article VI is hereby amended by adding at the end thereof the following language:

            "6.11 Year 2000 Compliance. The Borrower and each Subsidiary have conducted and are continuing to conduct a review and assessment of their respective computer applications, and have undertaken certain modifications thereto, relating to any defect or potential defect relating to "Year 2000" compatibility. Based on the foregoing review and modification, the Borrower believes that no such defect could reasonably be expected to have a Material Adverse Effect."

      (d) Article VII is hereby amended by adding at the end thereof the following language:

            "7.10 Year 2000 Compliance. The Borrower and each Subsidiary shall take all actions necessary to eliminate any defects in computer software, databases, hardware, controls and peripherals which may occur in connection with the occurrence of the year 2000 or the use thereof on any date after December 31, 1999, to the extent such defect could reasonably be expected to have a Material Adverse Effect."

      2. It shall be a condition precedent to the effectiveness of this Second Amendment that the Guarantor shall have provided the Bank with a guarantee of the Reimbursement Obligations of the Borrower during the term of the Direct Pay Letters of Credit, as amended, or shall have amended the Guaranty to extend its term to March 31, 2000, as applicable.

      3. This Second Amendment may be executed in counterparts, each of which, upon execution and delivery by the parties, shall be considered an original, and all of which, taken together, shall constitute one and the same instrument.

      4. This Second Amendment, and all of the obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

      5. From and after the date hereof, all references to the Reimbursement Agreement contained in the Reimbursement Agreement, the Loan Documents, the Hanover Indemnity Agreement and any other documents or agreements referred to in any of them, as such documents may from time to time be amended, supplemented, modified or restated, shall be deemed to be references to the Reimbursement Agreement as amended by the First Amendment to the Reimbursement Agreement dated as of February 18, 1998 and this Second Amendment. Except as specifically amended by the First and

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Second Amendments, the Reimbursement Agreement shall remain in full force and effect in accordance with its terms.

      6. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Second Amendment in any jurisdiction.

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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the date first above written.


                                         UBS AG, STAMFORD BRANCH

                                         By: /s/ Richard T. Conway
                                            ------------------------------------
                                         Name:  Richard T. Conway
                                         Title: Associate Director
                                                Loan Portfolio Support, US

                                         By: /s/ Thomas R. Salzano
                                            ------------------------------------
                                         Name:  Thomas R. Salzano
                                         Title: Associate Director
                                                Loan Portfolio Support, US


                                         HANOVER DIRECT, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the date first above written.

                                         UBS AG, STAMFORD BRANCH

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         HANOVER DIRECT, INC.

                                         By: /s/ Robert Vill
                                            ------------------------------------
                                         Name: Robert Vill
                                         Title: VP Finance -- Treasurer